UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2026

Landmark Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-33203

Delaware	43-1930755
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

701 Poyntz

Manhattan, Kansas 66502

(Address of principal executive offices, including zip code)

(785) 565-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	LARK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Audit Committee”) of the Board of Directors of Landmark Bancorp, Inc. (the “Company”) conducted a competitive process to select the audit firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Following that process, on February 23, 2026, Forvis Mazars, LLP (“Forvis Mazars”) was selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 beginning with a review of the Company’s quarterly consolidated financial statements for the first quarter of the 2026 fiscal year, subject to completion of Forvis Mazars standard client acceptance procedures. On February 24, 2026, the Company notified Crowe LLP (“Crowe”) of its dismissal as the Company’s independent registered public accounting firm, effective upon completion by Crowe of the Company’s 2025 audits. The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee.

Crowe’s audit reports on the Company’s consolidated financial statements for the two most recently completed fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2025 and 2024, and during the subsequent interim period through the date of this Current Report on Form 8-K, there were no (a) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”)) with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter thereof in connections with its reports for such periods; or (b) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Crowe with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Crowe a letter addressed to the Securities and Exchange Commission indicating whether it agrees or disagrees with such disclosures. A copy of Crowe’s letter dated February 27, 2026 is attached as Exhibit 16.1 hereto.

Prior to retaining Forvis Mazars, neither the Company nor anyone acting on its behalf consulted with Forvis Mazars with respect to: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any written report or oral advice provided to the Company that Forvis Mazars concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (iv) any matter that was either the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K respectively).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter of Crowe LLP dated February 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDMARK BANCORP, INC

Dated: February 27, 2026	By:	/s/ Mark A. Herpich
Mark A. Herpich
Chief Financial Officer